Exhibit 10.2

OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Omnibus Amendment” or this “Amendment”) is entered into as of January 31, 2012, by and among WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company (“Lender”), AMERICAN BUSINESS LENDING, INC., a Texas corporation (“Borrower”), FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (“FirstCity Financial”), FIRSTCITY SERVICING CORPORATION, a Texas corporation (“FirstCity”),and CHARLES P. BELL, JR., an individual (the “Validity Certifier”).  Borrower, FirstCity Financial, FirstCity and the Validity Certifier are sometimes collectively referred to herein as the “Credit Parties”.

RECITALS

A.                                   Lender and Borrower are parties to that certain Loan Agreement dated as of December 15, 2006, as amended prior to the date hereof by the First Amendment to Loan Agreement dated as of February 27, 2007, the Second Amendment to Loan Agreement dated as of July 30, 2007, to be effective as of June 30, 2007, the Third Amendment to Loan Agreement dated as of February 18, 2009, to be effective as of February 1, 2009, the Fourth Amendment to Loan Agreement dated as of November 2, 2009, to be effective as of October 31, 2009, and the Fifth Amendment to Loan Agreement dated as of November 17, 2010 (the “Original Loan Agreement”), pursuant to which Lender is providing to Borrower a revolving credit facility in the maximum aggregate principal amount of up to $25,000,000 on the terms and conditions set forth therein to finance SBA 7(a) Loans (as hereinafter defined) made by Borrower.

B.                                     Borrower has requested that the Original Loan Agreement be amended and restated in order to, among other things (a) extend the period during which it may borrow from Lender under the revolving credit facility for an additional three years, and (b) modify certain other provisions of Original Loan Agreement, and Lender is willing to do so in accordance with the terms and conditions set forth in the Amended and Restated Loan Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Loan Agreement”).

C.                                     In connection with the Original Loan Agreement, the Credit Parties have previously executed or delivered various “Loan Documents” under the Original Loan Agreement (the Original Loan Agreement and such Loan Documents, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof being, collectively, the “Original Loan Documents”) in order to further evidence, guaranty, or secure repayment of the “Obligations” under the Original Loan Agreement, including, without limitation, those agreements, documents and instruments listed on Exhibit A to this Omnibus Amendment.

D.                                    A condition precedent to the agreement of Lender to enter into the Amended and Restated Loan Agreement is the execution of this Omnibus Amendment by each of the Credit Parties to confirm that, except as specifically amended or restated by or in connection with the Amended and Restated Loan Agreement, all of the Original Loan Documents shall remain in effect and constitute Loan Documents under the Amended and Restated Loan Agreement and all of each Credit Party’s respective agreements and obligations under the Original Loan Documents shall remain in effect with respect to the Amended and Restated Loan Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

1.                                       Defined Terms.  All terms capitalized but not defined herein shall have the respective meanings set forth in the Amended and Restated Loan Agreement.

2.                                       Amendment to Loan Documents.

(a)                                  Borrower and each other Credit Party hereby confirms and acknowledges that (i) all references to “the Loan Agreement”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Original Loan Agreement in any Loan Document shall mean and be a reference to the Amended and Restated Loan Agreement, and (ii) except as specifically amended or restated by or in connection with the Amended and Restated Loan Agreement, each of the Original Loan Documents to which it is a party (A) is and shall remain in full force and effect as in effect on the date hereof, and (B) constitutes a Loan Document under the Amended and Restated Loan Agreement.

(b)                                 Borrower and each other Credit Party hereby (i) acknowledges and agrees that (A) its agreements and obligations owing to Lender, and (B) the prior grant or grants (if any) of any Lien in favor of Lender in its properties and assets, under each Original Loan Document to which it is a party shall, in each case, remain in full force and effect in respect of its Obligations to the Lender under the Amended and Restated Loan Agreement and the other Loan Documents, and (ii) reaffirms and ratifies (A) all of its agreements and obligations owing to Lender, and (B) all prior grants (if any) of any Lien in favor of Lender under the Original Loan Documents to which it is a party, all of which shall, in each case, remain in full force and effect in respect of its Obligations to Lender under the Amended and Restated Loan Agreement and the other Loan Documents.

(c)                                  Each provision in any of the Original Loan Documents providing an address for notice to Lender is hereby amended to use the following address:

Wells Fargo Capital Finance, LLC

14241 Dallas Parkway, Suite 1300

Dallas, Texas  75254

Attention:  Loan Portfolio Manager — American Business Lending

Facsimile:  (972) 387-5775

With copies to:

McDermott Will & Emery LLP

275 Middlefield Road, Suite 100

Menlo Park, California  94025

Attention:  Dick M. Okada, Esq.

Facsimile:  (650) 815-7401

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3.                                       Conditions to Effectiveness.  The effectiveness of this Omnibus Amendment is subject to satisfaction of each of the following conditions:

(a)                                  receipt by Lender of this Omnibus Amendment duly executed by each Credit Party; and

(b)                                 the absence of any Defaults or Events of Default.

4.                                       Representations and Warranties.  Each Credit Party hereby represents and warrants to Lender as follows:

(a)                                  the representations and warranties contained in each of the Loan Documents to which it is a party were true and correct in all material respects when made and, unless otherwise disclosed in writing to Lender, after giving effect to this Omnibus Amendment, shall remain true and correct in all material respects as of the date hereof;

(b)                                 the execution, delivery, and performance of this Omnibus Amendment are within such Credit Party’s power, have been duly authorized by all necessary action, and, to the best knowledge of the Credit Parties, are not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and

(c)                                  this Omnibus Amendment, the Amended and Restated Loan Agreement and the other Loan Documents constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to possible limitations with respect to the availability of equitable remedies and the effect of bankruptcy, insolvency, reorganization, or other laws affecting generally the enforcement of rights of creditors.

5.                                       Loan Documents.  This Omnibus Amendment is a Loan Document for all purposes.

6.                                       Miscellaneous.

(a)                                  Complete Agreement.  This Omnibus Amendment, together with the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof.  This Omnibus Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.  Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

(b)                                 Recitals.  The recitals to this Omnibus Amendment shall constitute a part of the agreement of the parties hereto.

(c)                                  Counterparts.  This Omnibus Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Omnibus Agreement by telefacsimile or other electronic method of transmission shall be equally

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as effective as delivery of an original executed counterpart of this Omnibus Agreement.  Any party delivering an executed counterpart of this Omnibus Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Omnibus Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Omnibus Agreement.

(d)                                 No Novation.  Except as specifically set forth in this Omnibus Amendment, the execution, delivery and effectiveness of this Omnibus Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Lender under the Amended and Restated Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Amended and Restated Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment and Reaffirmation of Loan Documents to be duly executed and delivered as of the date first written above.

BORROWER:

AMERICAN BUSINESS LENDING, INC.,
a Texas corporation

By:
Charles P. Bell, Jr.
Chief Executive Officer

FIRSTCITY FINANCIAL:

FIRSTCITY FINANCIAL CORPORATION,
a Delaware corporation

By:
Name:
Name:

FIRSTCITY:

FIRSTCITY SERVICING CORPORATION,
a Texas corporation

By:
Name:
Name:

VALIDITY CERTIFIER:

Charles P. Bell, Jr.

[Lender signature on following page]

LENDER:

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company

By:
Pamela A. Wozniak
Vice President

EXHIBIT A

to

Omnibus Amendment and Reaffirmation of Loan Documents

1.                                       Security Agreement dated as December 15, 2006, executed by Borrower for the benefit of Lender.

2.                                       Amended and Restated General Continuing Limited Guaranty dated as of February 18, 2009, executed by FirstCity Financial in favor of Lender with respect to the Obligations, subject to the “Guaranty Limitation” set forth therein.

3.                                       Validity Agreement dated as December 15, 2006, executed by Validity Certifier in favor of Lender.

4.                                       Multi-Party Agreement dated as of December 15, 2006, by and among Borrower, Lender, Colson Services Corp., and the United States Small Business Administration.

5.                                       Loan Operations, Administrative And General Services Agreement by and between FirstCity, Borrower, and Lender.

6.                                       Collection Account Agreement by and between Wells Fargo Bank, N.A., Borrower and Lender with respect to the Collection Account (i.e. the account into which Borrower transfers or causes to be transferred payments to be applied to Borrower’s obligations to Lender) — Account [omitted].

7.                                       Restricted Account and Securities Account Control Agreement by and between Wells Fargo Bank, N.A., Borrower and Lender with respect to the Designated Account (i.e. the account into which Lender disburses Revolving Loans) - Account [omitted]

8.                                       Collection Account Agreement by and between Wells Fargo Bank, N.A., Borrower and Lender with respect to the new Collection Account for deposit of all Borrower Allocated Payments relating to the Gateway Performing Loans  — Account [omitted]

9.                                       Subordination Agreement among Borrower, Lender, and FirstCity Financial.

10.                                 All UCC-1 filings filed against Borrower, as debtor, in favor of Lender, as secured party.

11.                                 Any other “Loan Documents” under the Original Loan Agreement executed or delivered by the Credit Parties and not specifically terminated or superseded prior to the “Closing Date” under the Amended and Restated Loan Agreement or by the Amended and Restated Loan Agreement.

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